UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2023

CARVANA CO.
(Exact name of registrant as specified in its charter)

Delaware		001-38073		81-4549921
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

	300 E. Rio Salado Parkway
	Tempe	Arizona	85281
	(Address of principal executive offices, including zip code)

(602) 852-6604
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	CVNA	New York Stock Exchange
Preferred Stock Purchase Rights	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Expiration and Settlement of the Exchange Offers, Cash Tender Offer and Consent Solicitation

On August 31, 2023, Carvana Co. (the “Company”) announced the expiration and settlement of its previously announced offers by the Company to exchange (each an “Exchange Offer” and, together, the “Exchange Offers”) any and all of its 5.500% Senior Notes due 2027 (the “2027 Notes”), 5.875% Senior Notes due 2028 (the “2028 Notes”), 4.875% Senior Notes due 2029 (the “2029 Notes”), and 10.250% Senior Notes due 2030 (the “2030 Notes,” and together with the 2027 Notes, the 2028 Notes, and the 2029 Notes, the “Exchangeable Notes”) for the following three tranches of senior secured notes: (i) new 9.0%/12.0% Cash/PIK Senior Secured Notes due 2028 (the “New 2028 Secured Notes”); (ii) new 9.0%/11.0%/13.0% Cash/PIK Senior Secured Notes due 2030 (the “New 2030 Secured Notes); and (iii) new 9.0%/14.0% Cash/PIK Senior Secured Notes due 2031 (the “New 2031 Secured Notes” and, together with the New 2028 Secured Notes and the New 2030 Secured Notes, the “New Secured Notes”).

The Company also announced the expiration and completion of a concurrent offer by the Company (the “Cash Tender Offer” and, together with the Exchange Offers, the “Offers”) to purchase any and all of its 5.625% senior unsecured notes due 2025 (the “2025 Notes” and, together with the Exchangeable Notes, the “Existing Notes” and, each series, a “series of Existing Notes”) for cash at a purchase price of 85.0% of the aggregate principal amount (or $850.00 per $1,000 of principal amount) of the 2025 Notes tendered for purchase, plus accrued and unpaid interest, if any, to, but not including, the date of purchase. Holders of the 2025 Notes validly tendered $401,742,000 of the 2025 Notes pursuant to the Cash Tender Offer for cash consideration in the amount of $341,480,700 plus accrued and unpaid interest, if any, to, but not including, the date of purchase.

The Company further announced the expiration and successful completion of its solicitation of consents (with respect to each series of Existing Notes, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) from holders of each series of the Existing Notes (with respect to each series of Existing Notes, a “Consent” and, collectively, the “Consents”) to adopt certain Proposed Amendments (the “Proposed Amendments”) to the applicable indentures governing the Existing Notes (each, an “Existing Indenture” and collectively, the “Existing Indentures”) to eliminate substantially all of the restrictive covenants as well as certain events of default and related provisions therein applicable to such series of Existing Notes for which the applicable Proposed Amendments are adopted.

Effectiveness of Proposed Amendments

In connection with the previously announced Consent Solicitations, the Company received the requisite Consents from holders of each series of Existing Notes to adopt the Proposed Amendments to the Indentures. A discussion of the Existing Notes tendered and accepted is set forth below under Item 8.01 of this Current Report on Form 8-K. On August 30, 2023, the Company entered into supplemental indentures to the applicable Indentures with respect to each series of Existing Notes (each a “Supplemental Indenture” and, collectively, the “Supplemental Indentures”) with U.S. Bank Trust Company, National Association (formerly U.S. Bank, National Association) (the “Trustee”) and the guarantors party thereto, to effect the Proposed Amendments. The Proposed Amendments became operative upon the consummation of the Offers on September 1, 2023.

The foregoing summary of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Supplemental Indentures, each of which is filed as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4 and Exhibit 4.5 to this Current Report on Form 8-K and incorporated herein by reference.

Issuance of the New Secured Notes

On September 1, 2023, the Company issued New 2028 Secured Notes in an aggregate principal amount of $980,815,000, New 2030 Secured Notes in an aggregate principal amount of $1,471,430,000 and New 2031 Secured Notes in an aggregate principal amount of $1,741,259,000 in exchange for the Company’s Exchangeable Notes validly tendered and accepted in connection with the Exchange Offers. The New Secured Notes have not been registered under the Securities Act or any state securities laws and have been issued only to qualified institutional buyers (“QIBs”) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside the United States who are not “U.S. persons” as defined in Regulation S under the Securities Act.

Interest and Maturity

The New 2028 Secured Notes were issued pursuant to an Indenture, dated as of September 1, 2023 (the “New 2028 Secured Notes Indenture”), among the Company, the Trustee and the guarantors party thereto. The New 2028 Secured Notes will pay interest semiannually with interest per annum payable 12% in PIK interest for the first two interest payment dates, 12% in PIK interest or 9% in cash for the third and fourth payment dates, and 9% in cash thereafter. The New 2030 Secured Notes were issued pursuant to an Indenture, dated as of September 1, 2023 (the “New 2030 Secured Notes Indenture”), among the Company, the Trustee and the guarantors party thereto. The New 2030 Secured Notes will pay interest semiannually with interest per annum payable 13% in PIK interest for the first two interest payment dates, 13% in PIK interest or 11% in cash for the third and fourth interest payment dates, and 9% in cash thereafter. The New 2031 Secured Notes were issued pursuant to an Indenture, dated as of September 1, 2023 (the “New 2031 Secured Notes Indenture” and, together with the New 2028 Secured Notes Indenture and the New 2030 Secured Notes Indenture, the “New Secured Notes Indentures”), among the Company, the Trustee and the guarantors party thereto. The New 2031 Secured Notes will pay interest semiannually with interest per annum payable 14% in PIK interest for the first four interest payment dates and 9% in cash thereafter. The New Secured Notes are the Company’s senior secured obligations. The New Secured Notes are subject to optional redemption prior to maturity. The New 2028 Secured Notes will mature on December 1, 2028. The New 2030 Secured Notes will mature on June 1, 2030. The New 2031 Secured Notes will mature on June 1, 2031.

Guarantees, Security and Ranking

The New Secured Notes are fully and unconditionally guaranteed on a senior secured basis, jointly and severally, by all subsidiaries of the Company (other than, subject to certain exceptions, any subsidiary that constitutes an “immaterial subsidiary,” “captive insurance subsidiary,” “securitization subsidiary” or “permitted joint venture”). The New Secured Notes and the guarantees are secured by (i) second-priority liens on certain assets and property of Carvana, LLC, an Arizona limited liability company and a wholly owned indirect subsidiary of the Company (“Carvana, LLC”) pledged in favor of Ally Bank (Ally Capital in Hawaii, Mississippi, Montana and New Jersey) and Ally Financial Inc. (collectively, the “Ally Parties”) under our existing and future vehicle inventory financing and security agreements with the Ally Parties (such existing and future vehicle inventory financing and security agreements, collectively, the “Floor Plan Facility”), including certain automobiles, vans and light duty trucks that are not manufactured for a particular commercial purpose, accounts and general intangibles, chattel paper, certain deposit accounts and all cash, cash equivalents, or other collections in such deposit accounts, and, in each case, proceeds thereof (the “Ally Collateral”), subject to certain exclusions (such Ally Collateral (other than the deposit accounts and certain excluded assets), the “Shared Ally Collateral”) and (ii) first-priority liens on certain assets and property of the Company and the Guarantors that do not constitute Shared Ally Collateral, including accounts, chattel paper, deposit accounts, securities accounts, commodity accounts, documents, equipment, general intangibles, goods, fixtures, instruments, inventory, investment property, books and records, cash and cash equivalents, letter of credit rights, intellectual property, commercial tort claims, securities entitlements, real property, and proceeds thereof, subject to certain exclusions, materiality thresholds, permitted liens, and other qualifications.

The New Secured Notes and the guarantees constitute: (i) general senior secured obligations of the Company and the guarantors, (ii) pari passu in right of payment with any existing and future senior indebtedness of the Company and the guarantors, including the obligations of Carvana, LLC under the Floor Plan Facility with the Ally Parties and of the Company and the guarantors under the Existing Notes; provided, however, that to the extent a “Default” under the Floor Plan Facility has occurred and is continuing or if a “Default” has occurred and is continuing immediately before or after the making of any payment on the New Secured Notes or would be expected to result therefrom and any of the Ally Parties have provided written notice of such “Default” to the Collateral Agent, such payments on the New Secured Notes (including payments of principal, premium, interest and/or fees) with Shared Ally Collateral (or the proceeds thereof) are prohibited or subject to turnover if the Ally Parties provide notice of a “Default” after such payment is made (the foregoing proviso, the “Ally Payment Prohibition”); (iii) pari passu in lien priority as to the Collateral of the grantors thereof with respect to indebtedness secured on a pari passu basis incurred on and after the settlement date (which, as of the settlement date, will include the New Secured Notes); (iv) senior in right of payment to any existing and future indebtedness that is structurally and/or contractually subordinated in right of payment to the New Secured Notes, which includes indebtedness under the Existing Notes with respect to the New Secured Notes guarantees of the ADESA guarantors and the other guarantors that are not guarantors under the Existing Indentures, subject in all respects to the Ally Payment Prohibition; (v) effectively senior to all existing and future unsecured and junior lien indebtedness of the Company and the guarantors to the extent of the value of the Collateral, subject in all respects to the Ally Payment Prohibition; (vi) effectively subordinated to indebtedness that is secured by assets that do not secure the New Secured Notes or the guarantees or that is secured by assets or property that have priority or priming liens on the Collateral, including liens held by the Ally Parties, to the extent of the value of the assets or property subject to such other liens; and (vii) structurally subordinated to all indebtedness and other liabilities of our subsidiaries that do not guarantee the New Secured Notes.

The foregoing summary of the New Secured Notes Indentures does not purport to be complete and is qualified in its entirety by reference to the complete terms of the New Secured Notes Indentures, each of which is filed as Exhibit 4.6, Exhibit 4.7 and Exhibit 4.8 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Floor Plan Facility

On September 1, 2023, Carvana, LLC entered into a first amendment to the inventory financing and security agreement with the Ally Parties to that certain Floor Plan Facility currently in effect (such amendment, the “Ally Amendment”) and a consent agreement with the Ally Parties to that certain Floor Plan Facility currently in effect. The Ally Amendment and the related consent collectively permit the incurrence of the New Secured Notes (subject to the Ally Payment Prohibition and other limitations and restrictions). In addition, the Ally Amendment provides for an additional exclusive grant of collateral over certain deposit accounts and other affirmative and negative covenants.

The foregoing summary of the Ally Amendment does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Ally Amendment, as filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure

A copy of the press release announcing the expiration and final results of the Offers and Consent Solicitations described above is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

As of 5:00 p.m., New York City time, on August 30, 2023 (the “Expiration Time”), the Company received from eligible holders valid tenders of the Existing Notes and delivery of the related consents in the Consent Solicitations, as reported by D.F. King & Co., Inc., the exchange agent and information agent for the Exchange Offers, representing 96.4% of the aggregate principal amount of all of the Existing Notes outstanding, as follows: (i) $401,742,000 with respect to the 2025 Notes, representing 80.3% of the aggregate principal amount thereof outstanding; (ii) $568,165,000 with respect to the 2027 Notes, representing 94.7% of the aggregate principal amount thereof outstanding; (iii) $577,527,000 with respect to the 2028 Notes, representing 96.3% of the aggregate principal amount thereof outstanding; (iv) $724,349,000 with respect to the 2029 Notes, representing 96.6% of the aggregate principal amount thereof outstanding; and (v) $3,247,959,000 with respect to the 2030 Notes, representing 99.2% of the aggregate principal amount thereof outstanding.

The Offers were made pursuant to the terms and subject to the conditions set forth in the Exchange Offer Memorandum and Consent Solicitation Statement, dated August 2, 2023, in a private offering exempt from, and not subject to, the registration requirements of the U.S. Securities Act of 1933, as amended, and applicable state securities laws.

In addition, as contemplated by the previously announced Transaction Support Agreement, dated as of July 17, 2023, in connection with the settlement of the Offers, the Company entered into a mutual release agreement with certain noteholders party thereto, whereby the parties agreed to release each other from any claims, subject to certain exceptions, arising out of the Offers and certain related transactions.

Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Offers, and all other statements that are not historical facts. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” or “likely,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors. Among these factors are risks related to the “Risk Factors” identified in our Annual Report on Form 10-K and additional filings made with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Second Amendment to the Indenture dated as of August 30, 2023, with respect to the 2025 Notes.
4.2	Second Amendment to the Indenture dated as of August 30, 2023, with respect to the 2027 Notes.
4.3	Second Amendment to the Indenture dated as of August 30, 2023, with respect to the 2028 Notes.
4.4	Second Amendment to the Indenture dated as of August 30, 2023, with respect to the 2029 Notes.
4.5	Second Amendment to the Indenture dated as of August 30, 2023, with respect to the 2030 Notes.
4.6	New 2028 Secured Notes Indenture dated as of September 1, 2023 with respect to the New 2028 Secured Notes.
4.7	New 2030 Secured Notes Indenture dated as of September 1, 2023 with respect to the New 2030 Secured Notes.
4.8	New 2031 Secured Notes Indenture dated as of September 1, 2023 with respect to the New 2031 Secured Notes.
4.9	Form of 9.0%/12.0% Cash/PIK Senior Secured Notes due 2028 (included as Exhibit A to Exhibit 4.6).
4.10	Form of 9.0%/11.0%/13.0% Cash/PIK Senior Secured Notes due 2030 (included as Exhibit A to Exhibit 4.7).
4.11	Form of 9.0%/14.0% Cash/PIK Senior Secured Notes due 2031 (included as Exhibit A to Exhibit 4.8).
10.1	First Amendment to the Inventory Financing and Security Agreement, dated as of September 1, 2023, by and among Ally Bank, Ally Financial Inc., and Carvana, LLC.
99.1	Press Release Announcing the Expiration and Final Results of Carvana Co.’s Offers, dated August 31, 2023.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 1, 2023	CARVANA CO.

		By:	/s/ Mark Jenkins
		Name:	Mark Jenkins
		Title:	Chief Financial Officer